Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

(Investor Relations)	(Corporate Press)
Nicole Shevins	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Nicole.Shevins@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for Fourth Quarter and Fiscal Year 2025

$1.58 billion fourth quarter Net Bookings

$5.65 billion fiscal year 2025 Net Bookings

Initial outlook for fiscal 2026 includes Net Bookings of $5.9 to $6.0 billion

New York, NY – May 15, 2025 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported results for the fourth quarter and fiscal year 2025, ended March 31, 2025. For further information, please see the fourth quarter and fiscal 2025 results slide deck posted to the Company’s investor relations website at take2games.com/ir.

CEO Comments

“We achieved outstanding results in our 2025 Fiscal Year, with each of our labels contributing meaningfully to our performance. Our Fiscal 2026 outlook reflects continuing positive momentum, with Net Bookings guidance of $5.9 to $6.0 billion. As we bring our exciting lineup to market, including Grand Theft Auto VI in Fiscal 2027, we expect to achieve record levels of Net Bookings that will establish a new baseline for our business and set us on a path of enhanced profitability.”

Fourth Quarter Fiscal 2025 Financial and Operational Highlights

•Total Net Bookings* grew 17% to $1.58 billion, as compared to $1.35 billion during last year’s fiscal fourth quarter.
◦Net Bookings from recurrent consumer spending** increased 14% and accounted for 77% of total Net Bookings.
◦The largest contributors to Net Bookings were NBA® 2K25, Grand Theft Auto® Online and Grand Theft Auto V, Civilization® VII, Toon Blast™, our hyper-casual mobile portfolio, Match Factory!™, Empires & Puzzles™, Red Dead Redemption® 2 and Red Dead Online, and WWE® 2K25.

•GAAP net revenue increased 13% to $1.58 billion, as compared to $1.40 billion in last year’s fiscal fourth quarter.
◦Recurrent consumer spending** increased 9% and accounted for 76% of total GAAP net revenue.

◦The largest contributors to GAAP net revenue were NBA 2K25 and NBA 2K24, Grand Theft Auto Online and Grand Theft Auto V, Civilization VII, Toon Blast, our hyper-casual mobile portfolio, Match Factory!, Empires & Puzzles, Red Dead Redemption 2 and Red Dead Online, and WWE 2K25.

•GAAP net loss was $3.73 billion, or $21.08 per share, as compared to $2.90 billion, or $17.02 per share, for the comparable period last year.

•Our GAAP results include impairment charges of (i) $3.55 billion related to goodwill and (ii) $176.3 million for acquisition-related intangible assets.

Fourth Quarter Fiscal Year 2025 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ended March 31, 2025
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Business Reorganization	Amortization and impairment of acquired intangibles	Business acquisition	Other (a)
GAAP
Total net revenue	$1,582.5	(1.0)
Cost of revenue	779.2		(0.8)		(303.8)
Gross profit	803.3	(1.0)	0.8		303.8
Operating expenses	4,580.2		(78.8)	(17.1)	(55.3)	(3,574.9)
(Loss) income from operations	(3,776.9)	(1.0)	79.6	17.1	359.1	3,574.9
Interest and other, net	(22.2)	1.5				2.1	0.6
(Loss) gain on fair value adjustments, net	(2.8)					1.6	1.2
(Loss) income before income taxes	(3,801.9)	0.5	79.6	17.1	359.1	3,578.5	1.8

Non-GAAP
EBITDA	161.0	0.5	79.6	17.1		31.3	1.8

•The above table utilizes a management tax rate of 18%
•Fully diluted share count in order to calculate management diluted net income per share 179.0 million

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar and (ii) fair value adjustments related to certain equity investments.

Fiscal Year 2025 Financial and Operational Highlights

•Total Net Bookings* grew 6% to $5.65 billion, as compared to $5.33 billion during last fiscal year.
◦Net Bookings from recurrent consumer spending** increased 7% and accounted for 80% of total Net Bookings.
◦The largest contributors to Net Bookings were NBA 2K25 and NBA 2K24, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, our hyper-casual mobile portfolio, Match Factory!, Empires & Puzzles, Red Dead Redemption 2 and Red Dead Online, Words With Friends, and Toy Blast.

•GAAP net revenue increased 5% to $5.63 billion, as compared to $5.35 billion during last fiscal year.
◦Recurrent consumer spending** increased 5% and accounted for 79% of total GAAP net revenue.
◦The largest contributors to GAAP net revenue were NBA 2K24 and NBA 2K25, Grand Theft Auto Online and Grand Theft Auto V, Toon Blast, our hyper-casual mobile portfolio, Match Factory!, Empires & Puzzles, Red Dead Redemption 2 and Red Dead Online, Civilization VII, and Words With Friends.

•GAAP net loss was $4.48 billion, or $25.58 per share, as compared to $3.74 billion, or $22.01 per share, for the comparable period last year.

•Our GAAP results include impairment charges of (i) $3.55 billion related to goodwill and (ii) $176.3 million for acquisition-related intangible assets.

* Net Bookings is our operational metric and defined as the net amount of products and services sold digitally or sold-in physically during the period, and includes licensing fees, merchandise, in-game advertising, strategy guides and publisher incentives.
** Recurrent consumer spending is generated from ongoing consumer engagement and includes virtual currency, add-on content, in-game purchases and in-game advertising.

Fiscal Year 2025 Financial Results

The following data is used internally by the Company’s management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial results in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Twelve Months Ended March 31, 2025
		Financial Data
in millions	Statement of Operations	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Impact of business reorganization	Amortization and impairment of acquired intangibles	Business acquisition	Other (a)
GAAP
Total net revenue	$5,633.6	14.4
Cost of revenue	2,571.4		(9.4)		(814.3)
Gross profit	3,062.2	12.9	9.4		814.3
Operating expenses	7,453.3		(314.5)	(106.5)	(108.3)	(3,638.6)
(Loss) income from operations	(4,391.1)	12.9	323.9	106.5	922.6	3,638.6
Interest and other, net	(93.3)	3.5				8.4	12.1
(Loss) gain on fair value adjustments, net	(6.9)					3.3	3.6
(Loss) income before income taxes	(4,491.3)	16.4	323.9	106.5	922.6	3,650.4	15.6

Non-GAAP
EBITDA	199.1	16.4	323.9	106.5		96.9	15.6

•The above table utilizes a management tax rate of 18%
•Fully diluted share count in order to calculate management diluted net income per share 177.4 million

(a) Other includes adjustments for (i) the revaluation of the Turkish Lira against the U.S. Dollar and (ii) fair value adjustments related to certain equity investments.

Outlook for Fiscal 2026

Take-Two is providing its initial outlook for the fiscal year ending March 31, 2026 and fiscal first quarter ending June 30, 2025.

Fiscal Year Ending March 31, 2026

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Fiscal Year Ending March 31, 2026
		Financial Data
$ in millions except for per share amounts	Outlook (b)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Other (c)
GAAP
Total net revenue	$5,950 to $6,050	(50)
Cost of revenue	$2,519 to $2,545	10	(13)	(632)
Operating expenses	$3,780 to $3,800		(332)	(68)
Interest and other, net	$99				(6)
(Loss) income before income taxes	$(448) to $(394)	(60)	345	700	6
Net loss	$(499) to $(439)
Net loss per share	$(2.79) to $(2.45)
Net cash from operating activities	approximately $130
Capital expenditures	approximately $140

Non-GAAP (d)
EBITDA	$508 to $562	(60)	345		—

Operational Metric
Net Bookings	$5,900 to $6,000

•Management reporting tax rate anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 179.1 million
•Share count used to calculate management reporting diluted net income per share is expected to be 181.5 million

(b) The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.
(c) Other includes adjustments for deferred financing costs associated with our debt.
(d) The Company is no longer reporting Adjusted Unrestricted Operating Cash Flow, as certain cash that was previously restricted is no longer required to be restricted.

First Quarter Ending June 30, 2025

The Company is also providing selected data, which is used internally by its management and Board of Directors to adjust the Company’s GAAP and Non-GAAP financial outlook in order to facilitate comparison of its operating performance between periods and to better understand its core business and future outlook:

	Three Months Ending June 30, 2025
		Financial Data
$ in millions except for per share amounts	Outlook (b)	Change in deferred net revenue and related cost of revenue	Stock-based compensation	Amortization of acquired intangibles	Other (c)
GAAP
Total net revenue	$1,350 to $1,400	(100)
Cost of revenue	$544 to $562	(10)	(2)	(158)
Operating expenses	$908 to $918		(81)	(17)
Interest and other, net	$23				(1)
(Loss) income before income taxes	$(125) to $(103)	(90)	83	175	1
Net loss	$(139) to $(115)
Net loss per share	$(0.78) to $(0.65)

Non-GAAP
EBITDA	$114 to $136	(90)	83

Operational Metric
Net Bookings	$1,250 to $1,300

•Management reporting tax rate is anticipated to be 18%
•Share count used to calculate GAAP net loss per share is expected to be 178.1 million
•Share count used to calculate management reporting diluted net income per share is expected to be 180.4 million

(b) The individual components of the financial outlook may not foot to the totals, as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.
(c) Other includes adjustments for deferred financing costs associated with our debt.

Key assumptions and dependencies underlying the Company’s outlook include: a continuation of the current economic backdrop; the timely delivery of the titles included in this financial outlook; continued growth in the installed base of PlayStation 5 and Xbox Series X|S, as well as engagement on Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these current generation systems while also leveraging opportunities on PC, mobile and other platforms; factors affecting our performance on mobile, such as player acquisition costs; our ongoing focus on our live services portfolio and new game pipeline; and stable foreign exchange rates. See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following have been released since January 1, 2025:

Label	Product	Platforms	Release Date
2K	Sid Meier's Civilization VII	PS5, PS4, Xbox Series X|S, Xbox One, PC, Switch	February 11, 2025
2K	PGA TOUR 2K25	PS5, Xbox Series X|S, PC	February 28, 2025
Zynga	Color Block Jam	iOS, Android	March 3, 2025
2K	WWE 2K25	PS5, PS4, Xbox Series X|S, Xbox One, PC	March 14, 2025
2K	Civilization VII VR	Meta Quest 3 and 3S	April 11, 2025

Take-Two's future lineup announced to-date includes:

Label	Product	Platforms	Release Date
2K	Civilization VII	Switch 2	June 5, 2025
2K	Mafia: The Old Country	PS5, Xbox Series X|S, PC	August 8, 2025
2K	Borderlands 4	PS5, Xbox Series X|S, PC	September 12, 2025
2K	WWE 2K Mobile	Netflix	Fall 2025
2K	NBA 2K26	TBA	Fiscal 2026
2K	WWE 2K26	TBA	Fiscal 2026
Rockstar Games	Grand Theft Auto VI	PS5, Xbox Series X|S	May 26, 2026
2K	Borderlands 4	Switch 2	TBA
Zynga	CSR 3	iOS, Android	TBA
Ghost Story Games	Judas	PS5, Xbox Series X|S, PC	TBA
2K	Project ETHOS	TBA	TBA

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics. The call can be accessed by dialing (800) 715-9871 or (646) 307-1963 (conference ID: 1162777). A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measure

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses a Non-GAAP measure of financial performance: EBITDA, which is defined as GAAP net income (loss) excluding interest income (expense), provision for (benefit from) income taxes, depreciation expense, and amortization and impairment of acquired intangibles. The Company is no longer reporting Adjusted Unrestricted Operating Cash Flow, as certain cash that was previously restricted is no longer required to be restricted.

The Company’s management believes it is important to consider EBITDA, in addition to net income, as it removes the effect of certain non-cash expenses, debt-related charges, and income taxes. Management believes that, when considered together with reported amounts, EBITDA is useful to investors and management in understanding the Company’s ongoing operations and in analysis of ongoing operating trends and provides useful additional information relating to the Company’s operations and financial condition.

This Non-GAAP financial measure is not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results. This Non-GAAP financial measure may be different from similarly titled measures used by other companies. In the future, Take-Two may also consider whether other items should also be excluded in calculating this Non-GAAP financial measure used by the Company. Management believes that the presentation of this Non-GAAP financial measure provides investors with additional useful information to measure Take-Two's financial and operating performance. In particular, this measure facilitates comparison of our operating performance between periods and may help investors to understand better the operating results of Take-Two. Internally, management uses this Non-GAAP financial measure in assessing the Company's operating results and in planning and forecasting. A reconciliation of this Non-GAAP financial measure to the most comparable GAAP measure is contained in the financial tables to this press release.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Annual Report on Form 10−K for the period ended March 31, 2025.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher, and marketer of interactive entertainment for consumers around the globe. We develop and publish products principally through Rockstar Games, 2K, and Zynga. Our products are designed for console gaming systems, mobile, including smartphones and tablets, and PC. We deliver our products through physical retail, digital download, online platforms, and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.
Cautionary Note Regarding Forward-Looking Statements
The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to the timely release and significant market acceptance of our games; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games.
Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2025	2024	2025	2024
Net revenue:
Game	$1,473.8	$1,260.6	$5,167.5	$4,693.5
Advertising	108.7	138.8	466.1	656.1
Total net revenue	1,582.5	1,399.4	5,633.6	5,349.6
Cost of revenue:
Product costs	205.1	210.7	821.1	756.6
Game intangibles	303.0	474.7	811.0	1,301.1
Internal royalties	156.1	78.1	405.4	397.6
Licenses	124.7	78.6	365.8	305.8
Software development costs and royalties	(9.7)	88.2	168.1	346.7
Cost of revenue	779.2	930.3	2,571.4	3,107.8
Gross profit	803.3	469.1	3,062.2	2,241.8
Selling and marketing	402.1	448.8	1,683.7	1,550.2
Research and development	297.8	245.5	1,005.2	948.2
General and administrative	230.2	175.0	883.3	716.1
Depreciation and amortization	87.8	42.9	229.4	171.2
Goodwill impairment	3,545.2	2,176.7	3,545.2	2,342.1
Business reorganization	17.1	93.3	106.5	104.6
Total operating expenses	4,580.2	3,182.2	7,453.3	5,832.4
Loss from operations	(3,776.9)	(2,713.1)	(4,391.1)	(3,590.6)
Interest and other, net	(22.2)	(24.6)	(93.3)	(103.6)
Loss on fair value adjustments, net	(2.8)	(6.9)	(6.9)	(8.6)
Loss before income taxes	(3,801.9)	(2,744.6)	(4,491.3)	(3,702.8)
(Benefit from) provision for income taxes	(75.7)	158.4	(12.4)	41.4
Net loss	$(3,726.2)	$(2,903.0)	$(4,478.9)	$(3,744.2)

Loss per share:
Basic and diluted loss per share	$(21.08)	$(17.02)	$(25.58)	$(22.01)
Weighted average shares outstanding
Basic	176.8	170.6	175.1	170.1

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
	March 31, 2025	March 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,456.1	$754.0
Short-term investments	9.4	22.0
Restricted cash and cash equivalents	14.9	252.1
Accounts receivable, net of allowances of $1.6 and $1.2 at March 31, 2025 and 2024, respectively	771.1	679.7
Software development costs and licenses	80.8	88.3
Contract assets	80.8	85.0
Prepaid expenses and other	402.8	378.6
Total current assets	2,815.9	2,259.7
Fixed assets, net	443.8	411.1
Right-of-use assets	326.1	325.7
Software development costs and licenses, net of current portion	1,892.6	1,446.5
Goodwill	1,057.3	4,426.4
Other intangibles, net	2,336.0	3,060.6
Long-term restricted cash and cash equivalents	88.2	95.9
Other assets	220.8	191.0
Total assets	$9,180.7	$12,216.9
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$194.7	$195.9
Accrued expenses and other current liabilities	1,127.6	1,062.6
Deferred revenue	1,083.5	1,059.5
Lease liabilities	61.5	63.8
Short-term debt, net	1,148.5	24.6
Total current liabilities	3,615.8	2,406.4
Long-term debt, net	2,512.6	3,058.3
Non-current deferred revenue	25.4	42.9
Non-current lease liabilities	383.3	387.3
Non-current software development royalties	93.6	102.1
Deferred tax liabilities, net	259.6	340.9
Other long-term liabilities	152.7	211.1
Total liabilities	$7,043.0	$6,549.0

Stockholders' equity:
Preferred stock, $0.01 par value, 5.0 shares authorized: no shares issued and outstanding at March 31, 2025 and 2024	—	—
Common stock, $0.01 par value, 300.0 and 300.0 shares authorized; 200.8 and 194.5 shares issued and 177.1 and 170.8 outstanding at March 31, 2025 and 2024, respectively	2.0	1.9
Additional paid-in capital	10,312.0	9,371.6
Treasury stock, at cost; 23.7 and 23.7 common shares at March 31, 2025 and 2024, respectively	(1,020.6)	(1,020.6)
(Accumulated Deficit) / Retained earnings	(7,058.8)	(2,579.9)
Accumulated other comprehensive loss	(96.9)	(105.1)
Total stockholders' equity	$2,137.7	$5,667.9
Total liabilities and stockholders' equity	$9,180.7	$12,216.9

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Twelve Months Ended March 31,
	2025	2024
Operating activities:
Net loss	$(4,478.9)	$(3,744.2)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization and impairment of software development costs and licenses	333.8	292.7
Stock-based compensation	324.0	335.6
Noncash lease expense	59.5	61.1
Amortization and impairment of intangibles	922.6	1,418.9
Depreciation	153.9	135.5
Goodwill impairment	3,545.2	2,342.1
Interest expense	167.3	140.6
Deferred income taxes	139.5	(150.4)
Fair value adjustments	6.9	8.6
Other, net	24.8	30.5
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	(105.0)	83.7
Software development costs and licenses	(691.6)	(603.4)
Prepaid expenses, other current and other non-current assets	11.9	(154.7)
Deferred revenue	6.8	(11.8)
Accounts payable, accrued expenses and other liabilities	(465.9)	(200.9)
Net cash used in operating activities	(45.2)	(16.1)
Investing activities:
Change in bank time deposits	12.6	19.8
Sale and maturities of available-for-sale securities	—	146.9
Divestitures	32.7	—
Purchases of fixed assets	(169.4)	(141.7)
Purchase of long-term investments	(21.1)	(18.5)
Business acquisitions	6.5	(18.1)
Other	(12.8)	(16.6)
Net cash used in investing activities	(151.5)	(28.2)
Financing activities:
Tax payment related to net share settlements on restricted stock awards	—	(94.1)
Issuance of common stock	77.3	39.4
Cost of debt	(5.4)	(10.3)
Repayment of debt	—	(1,339.6)
Payment for settlement of convertible notes	(8.3)	—
Proceeds from issuance of debt	598.9	1,348.9
Payment of contingent earn-out consideration	(12.0)	(35.7)
Net cash provided by (used in) financing activities	650.5	(91.4)
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash and cash equivalents	3.4	3.1
Net change in cash, cash equivalents, and restricted cash and cash equivalents	457.2	(132.6)
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of year (1)	1,102.0	1,234.6
Cash, cash equivalents, and restricted cash equivalents, end of year (1)	$1,559.2	$1,102.0

(1) Cash, cash equivalents and restricted cash and cash equivalents shown on our Consolidated Statements of Cash Flow includes amounts in the Cash and cash equivalents, Restricted cash and cash equivalents, and Long-term restricted cash and cash equivalents on our Consolidated Balance Sheet.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$946.1	60%	$861.4	62%
International	636.4	40%	538.0	38%
Total Net revenue	$1,582.5	100%	$1,399.4	100%

Net Bookings by geographic region
United States	$961.1	61%	$818.8	61%
International	620.4	39%	530.0	39%
Total Net Bookings	$1,581.5	100%	$1,348.8	100%

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$1,525.6	96%	$1,335.2	95%
Physical retail and other	56.9	4%	64.2	5%
Total Net revenue	$1,582.5	100%	$1,399.4	100%

Net Bookings by distribution channel
Digital online	$1,528.7	97%	$1,291.6	96%
Physical retail and other	52.8	3%	57.2	4%
Total Net Bookings	$1,581.5	100%	$1,348.8	100%

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$747.7	48%	$715.1	51%
Console	591.2	37%	568.7	41%
PC and other	243.6	15%	115.6	8%
Total Net revenue	$1,582.5	100%	$1,399.4	100%

Net Bookings by platform
Mobile	$730.1	46%	$708.3	53%
Console	601.7	38%	527.4	39%
PC and other	249.7	16%	113.1	8%
Total Net Bookings	$1,581.5	100%	$1,348.8	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
Net Revenue and Net Bookings by Geographic Region, Distribution Channel, and Platform Mix
(in millions)

	Twelve Months Ended March 31, 2025		Twelve Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by geographic region
United States	$3,406.8	60%	$3,279.2	61%
International	2,226.8	40%	2,070.4	39%
Total Net revenue	$5,633.6	100%	$5,349.6	100%

Net Bookings by geographic region
United States	$3,445.8	61%	$3,247.4	61%
International	2,202.2	39%	2,085.6	39%
Total Net Bookings	$5,648.0	100%	$5,333.0	100%

	Twelve Months Ended March 31, 2025		Twelve Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by distribution channel
Digital online	$5,431.8	96%	$5,112.2	96%
Physical retail and other	201.8	4%	237.4	4%
Total Net revenue	$5,633.6	100%	$5,349.6	100%

Net Bookings by distribution channel
Digital online	$5,457.2	97%	$5,097.3	96%
Physical retail and other	190.8	3%	235.7	4%
Total Net Bookings	$5,648.0	100%	$5,333.0	100%

	Twelve Months Ended March 31, 2025		Twelve Months Ended March 31, 2024
	Amount	% of total	Amount	% of total
Net revenue by platform
Mobile	$2,942.0	52%	$2,748.0	51%
Console	2,099.1	37%	2,167.3	41%
PC and other	592.5	11%	434.3	8%
Total Net revenue	$5,633.6	100%	$5,349.6	100%

Net Bookings by platform
Mobile	$2,872.0	51%	$2,757.7	52%
Console	2,167.4	38%	2,149.8	40%
PC and other	608.6	11%	425.5	8%
Total Net Bookings	$5,648.0	100.0%	$5,333.0	100%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)

Three Months Ended March 31, 2025	Net revenue	Cost of revenue- Product costs	Cost of revenue - Game intangibles	Cost of revenue- Internal royalties	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Selling and marketing
As reported	$1,582.5	$205.1	$303.0	$156.1	$124.7	$(9.7)	$402.1
Net effect from deferred revenue and related cost of revenue	(1.0)	(1.2)			(1.3)	2.5
Stock-based compensation						(0.8)	(24.3)
Amortization and impairment of acquired intangibles		(0.8)	(303.0)

Three Months Ended March 31, 2025	Research and development	General and administrative	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	Loss on fair value adjustments, net
As reported	$297.8	$230.2	$87.8	$3,545.2	$17.1	$(22.2)	$(2.8)
Net effect from deferred revenue and related cost of revenue						1.5
Stock-based compensation	(23.5)	(31.0)
Amortization and impairment of acquired intangibles	(7.2)		(48.1)
Acquisition related expenses	(2.4)	(27.3)		(3,545.2)		2.1	1.6
Impact of business reorganization					(17.1)
Other						0.6	1.2

Three Months Ended March 31, 2024	Net revenue	Cost of revenue - Product costs	Cost of revenue - Game intangibles	Cost of revenue- Internal royalties	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Selling and marketing
As reported	$1,399.4	$210.7	$474.7	$78.1	$78.6	$88.2	$448.8
Net effect from deferred revenue and related cost of revenue	(50.7)	(0.3)			(1.4)	(1.7)
Stock-based compensation						(3.9)	(22.5)
Amortization and impairment of acquired intangibles		(1.6)	(474.7)				(1.6)

Three Months Ended March 31, 2024	Research and development	General and administrative	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	Loss on fair value adjustments, net
As reported	$245.5	$175.0	$42.9	$2,176.7	$93.3	$(24.6)	$(6.9)
Net effect from deferred revenue and related cost of revenue						2.0
Stock-based compensation	(25.0)	(29.2)
Amortization and impairment of acquired intangibles	(7.2)		(8.9)
Acquisition related expenses	(0.5)	12.5		(2,176.7)		1.9	3.3
Impact of business reorganization					(93.3)
Other						6.8	3.4

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
ADDITIONAL DATA
(in millions)
Twelve Months Ended March 31, 2025	Net revenue	Cost of revenue - Product costs	Cost of revenue - Game intangibles	Cost of revenue- Internal royalties	Cost of revenue- Licenses	Cost of revenue- Software development costs and royalties	Selling and marketing
As reported	$5,633.6	$821.1	$811.0	$405.4	$365.8	$168.1	$1,683.7
Net effect from deferred revenue and related cost of revenue	14.4	(0.9)			0.4	2.0
Stock-based compensation						(9.4)	(92.4)
Amortization and impairment of acquired intangibles		(3.2)	(811.0)				(4.1)
Acquisition related expenses							(0.3)

Twelve Months Ended March 31, 2025	Research and development	General and administrative	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	Loss on fair value adjustments, net
As reported	$1,005.2	$883.3	$229.4	$3,545.2	$106.5	$(93.3)	$(6.9)
Net effect from deferred revenue and related cost of revenue						3.5
Stock-based compensation	(99.0)	(123.2)
Amortization and impairment of acquired intangibles	(28.7)		(75.5)
Acquisition related expenses	(3.9)	(89.2)		(3,545.2)		8.4	3.3
Impact of business reorganization					(106.5)
Other						12.1	3.6

Twelve Months Ended March 31, 2024	Net revenue	Cost of revenue - Product costs	Cost of revenue - Game intangibles	Cost of revenue - Internal royalties	Cost of revenue - Licenses	Cost of revenue- Software development costs and royalties	Selling and marketing
As reported	$5,349.6	$756.6	$1,301.1	$397.6	$305.8	346.7	$1,550.2
Net effect from deferred revenue and related cost of revenue	(16.7)	0.6			(1.8)	1.2
Stock-based compensation						(24.4)	(95.3)
Amortization and impairment of acquired intangibles		(2.4)	(1,301.1)				(51.0)
Acquisition related expenses					10.0		(0.2)

Twelve Months Ended March 31, 2024	Research and development	General and administrative	Depreciation and amortization	Goodwill impairment	Business reorganization	Interest and other, net	Loss on fair value adjustments, net
As reported	$948.2	$716.1	$171.2	2,342.1	$104.6	$(103.6)	$(8.6)
Net effect from deferred revenue and related cost of revenue						2.0
Stock-based compensation	(104.4)	(111.5)
Amortization and impairment of acquired intangibles	(28.7)		(35.7)
Acquisition related expenses	(3.5)	(4.6)	(1.4)	(2,342.1)		0.5	6.4
Impact of business reorganization					(104.6)
Other						26.7	1.9

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURE
(in millions)
	Three Months Ended March 31,		Twelve Months Ended March 31,
	2025	2024	2025	2024
Net loss	$(3,726.2)	$(2,903.0)	$(4,478.9)	$(3,744.2)
(Benefit from) provision for income taxes	(75.7)	158.4	(12.4)	41.4
Interest expense	18.9	20.3	68.7	78.3
Depreciation and amortization	87.8	42.9	229.4	171.2
Amortization and impairment of acquired intangibles	311.0	485.1	847.0	1,383.2
Goodwill impairment	3,545.2	2,176.7	3,545.2	2,342.1
EBITDA	$161.0	$(19.6)	$199.1	$272.0

Outlook
Fiscal Year Ending March 31, 2026
Net loss	$(499) to $(439)
Provision for income taxes	$51 to $45
Interest expense	$90
Depreciation	$166
Amortization of acquired intangibles	$700
EBITDA	$508 to $562

Outlook
Three Months Ended June 30, 2025
Net loss	$(139) to $(115)
Provision for income taxes	$14 to $12
Interest expense	$21
Depreciation	$43
Amortization of acquired intangibles	$175
EBITDA	$114 to $136